                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  April 24, 2003

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

               0-22141                               38-2606945
       (Commission File Number)       (I.R.S. Employee Identification Number)

       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
              (Address of Principal Executive Office)  (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

         (Former Name and Former Address, if Changed Since Last Report)

ITEM 9.     REGULATION FD DISCLOSURE.


         As required by Item 12 of Form 8-K, the Registrant is furnishing the information contained in this current report and in the accompanying exhibit. It is being furnished under Item 9 in accordance with the guidance provided by the SEC in Release No. 33-8126, 34-47583. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. On April 28, 2003 the Registrant filed this information on in an Item 5, 8-K, and are refiling this information in accordance with the SEC guidance.

         On April 24, 2003, Convansys Corporation issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                      Convansys Corporation

Dated: April 28, 2003

                                      By: /s/ Michael S. Duffey
                                      Executive Vice President of Finance and
                                      Administration and Chief Financial Officer

                                 EXHIBIT INDEX



        EXHIBIT NO.                    DESCRIPTION
        99.1                Press Release Dated April 24, 2003